================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - March 3, 2003
                        (Date of Earliest Event Reported)

                             BARNEYS NEW YORK, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Commission File No. 0-26229

              Delaware                                    13-4040818
   --------------------------------                -------------------------
      (State of Incorporation)                         (I.R.S. Employer
                                                      Identification No.)

575 Fifth Avenue, New York, New York                         10017
------------------------------------               -------------------------
       (Address of principal                               Zip Code
         executive offices)

       Registrant's telephone number, including area code: (212) 450-8700

Item 5.  Other Events.

         On March 3, 2003, Barneys New York, Inc. issued the press release furnished as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

Exhibit No.                     Description
-----------        ----------------------------------------------


99.1               Press Release of Barneys New York, Inc., dated
                   March 3, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BARNEYS NEW YORK, INC.



                                   By:           /s/ MARC H. PERLOWITZ
                                       ----------------------------------------
                                       Name:     Marc H. Perlowitz
                                       Title:    Executive Vice President -
                                                 General Counsel and
                                                 Human Resources, and Secretary



Dated:  March 3, 2003

                                  EXHIBIT INDEX



Exhibit No.                      Description
-----------            ----------------------------------------


    99.1 Press Release of Barneys New York, Inc., dated March 3, 2003